UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2005

BIG 5 SPORTING GOODS CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo California	90245
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 536-0611
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability under that Section, except as specifically incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.
     On September 8, 2005, Big 5 Sporting Goods Corporation (the “Company”) issued a press release in which it reported its fiscal 2004 fourth quarter and full year net income, the impact of the restatement of its prior period financial statements on net income for fiscal 2002, fiscal 2003 and fiscal 2004 as preliminarily reported and the matters described in Item 3.01. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On September 8, 2005, the Company received a determination from the Nasdaq Listing Qualifications Panel (the “Panel”) to continue the listing of the Company’s common stock on the Nasdaq National Market following the Company’s filing of its Annual Report on Form 10-K for fiscal 2004 (the “fiscal 2004 Form 10-K”) with the Securities and Exchange Commission. The Panel had previously granted the Company an extension to August 31, 2005 to file the fiscal 2004 Form 10-K. The Company subsequently requested that the Panel grant an additional extension of time to file its fiscal 2004 Form 10-K, and before receiving any determination from the Panel, filed the fiscal 2004 Form 10-K on September 6, 2005. In its decision, the Panel denied the Company’s request for a further extension, but determined to continue the listing of the Company’s shares because the Company had filed its fiscal 2004 Form 10-K before adverse action by the Panel. In order to continue to have its common stock listed on the Nasdaq National Market, the Company must file its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 3, 2005 and July 3, 2005 (the “first quarter fiscal 2005 Form 10-Q” and the “second quarter fiscal 2005 Form 10-Q”, respectively) by the September 30, 2005 extended deadline previously set by the Panel. The determination received from the Panel stated that if the Company is unable to file its first quarter fiscal 2005 Form 10-Q and its second quarter fiscal 2005 Form 10-Q by the September 30, 2005 deadline, no further extension requests will be considered and the Company’s common stock will be immediately delisted from the Nasdaq National Market. There can be no assurance that the Company will be able to file these Quarterly Reports by the September 30, 2005 deadline.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release, dated September 8, 2005, issued by Big 5 Sporting Goods Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION (Registrant)
Date: September 8, 2005

/s/ Steven G. Miller
Steven G. Miller
President and Chief Executive Officer